                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 333-08877


                      ANCHOR NATIONAL LIFE INSURANCE COMPANY
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                          VARIABLE SEPARATE ACCOUNT
                SUPPLEMENT TO THE AMERICAN PATHWAY PROSPECTUS
                            DATED JANUARY 29, 1999
                    SUPPLEMENT TO THE POLARIS PROSPECTUS
                             DATED APRIL 1, 1999
                   SUPPLEMENT TO THE POLARIS II PROSPECTUS
                            DATED JUNE 28, 1999

                         VARIABLE ANNUITY ACCOUNT ONE
                      SUPPLEMENT TO THE ICAP II PROSPECTUS
                             DATED APRIL 1, 1999

                         VARIABLE ANNUITY ACCOUNT FIVE
                      SUPPLEMENT TO THE SEASONS PROSPECTUS
                             DATED JULY 15, 1999
                   SUPPLEMENT TO THE SEASONS SELECT PROSPECTUS
                             DATED JULY 15, 1999

                         VARIABLE ANNUITY ACCOUNT SEVEN
                 SUPPLEMENT TO THE POLARIS II A-CLASS PROSPECTUS
                             DATED FEBRUARY 16, 1999
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          The date of the prospectus has been changed to December 29, 1999.


Date:  December 29, 1999




                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.